                                                                    EXHIBIT 99.2


                             THE WISER OIL COMPANY

                         NOTICE OF GUARANTEED DELIVERY

                             OFFER TO EXCHANGE ITS
              9 1/2% SENIOR SUBORDINATED NOTES DUE 2007 THAT HAVE
               BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                   9 1/2% SENIOR SUBORDINATED NOTES DUE 2007

     Registered holders of outstanding 9 1/2% Senior Subordinated Notes due 2007 (the "Outstanding Notes") of The Wiser Oil Company (the "Company"), who wish to tender their Outstanding Notes in exchange for a like principal amount of the Company's 9 1/2% Senior Subordinated Notes due 2007 (the "Exchange Notes"), and whose Outstanding Notes are not immediately available or who cannot complete the procedures for book-entry transfer or deliver the Letter of Transmittal or other required documents to Texas Commerce Bank National Association (the "Exchange Agent") prior to the Expiration Date (as defined below), must use this Notice of Guaranteed Delivery, or one substantially equivalent hereto, to accept the Exchange Offer of the Company, made pursuant to the Prospectus dated _________, 1997 (as the same may be amended from time to time, the "Prospectus"). This Notice of Guaranteed Delivery may be delivered by hand or overnight courier service or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier service) or mailed to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery" in the Prospectus. Capitalized terms not used herein are defined in the Prospectus.


       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE")


     The Exchange Agent for the Exchange Offer is:

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By Mail:                                By Overnight Courier:
Texas Commerce Bank                     Texas Commerce Bank
 National Association                    National Association
Attn: Frank Ivins-Personal and          Attn: Frank Ivins-Personal and
 Confidential                            Confidential
P.O. Box 2320                           1201 Main Street, One Main Place,
Dallas, Texas 75221-2320                18th Floor
                                        Dallas, Texas 75202


By Hand:                                By Facsimile Transmission:
Texas Commerce Bank                     (for Eligible Institutions Only)
 National Association                   Texas Commerce Bank
Attn: Frank Ivins-Personal and           National Association
 Confidential                           Attn: Frank Ivins-Personal and
1201 Main Street, One Main Place         Confidential
18th Floor                              (214) 672-5746
Dallas, Texas 75221-2320                Confirm by Telephone:
  or                                    (214) 672-5678
Texas Commerce Bank
 National Association
Corporate Trust Securities Window
North Building, Room 234, Window 20
55 Water Street
New York, New York 10041

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions contained in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery" section of the Prospectus.


                      DESCRIPTION OF SECURITIES TENDERED

 NAME AND ADDRESS OF REGISTERED HOLDER        CERTIFICATE NUMBER(S)              PRINCIPAL AMOUNT
 AS IT APPEARS ON THE OUTSTANDING NOTES   OF OUTSTANDING NOTES TENDERED  OF OUTSTANDING NOTES TENDERED/*/
- ----------------------------------------  -----------------------------  --------------------------------

- ----------------------------------------  -----------------------------  --------------------------------

- ----------------------------------------  -----------------------------  --------------------------------

- ----------------------------------------  -----------------------------  --------------------------------

- ----------------------------------------  -----------------------------  --------------------------------

/*/ Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.


- --------------------------------------------------------------------------------
                               PLEASE SIGN HERE

x
  -----------------------------------   -------------------------------------

x
  -----------------------------------   -------------------------------------
          Signature(s) of Owner(s)                      Date
          or Authorized Signatory

Area Code and Telephone Number:______________________________________________

          Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

           PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

Capacity:
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

Address(es):
                   -------------------------------------------------------------

                   -------------------------------------------------------------

Account Number:
                   -------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

          The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (i) to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Outstanding Notes being tendered hereby, in proper form for transfer, or (ii) confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or an Agent's Message, and any other required documents within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.



- ------------------------------      -------------------------------------
Name of Firm                        (Authorized Signature)


- ------------------------------      -------------------------------------
Address                             Title


- ------------------------------      -------------------------------------
(Zip Code)                          Name (Please type or print)


- ------------------------------      -------------------------------------
Area Code and Telephone Number      Date


NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.